UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-215496	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas 78258

(Address of principal executive offices) (Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

_____________________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	None	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8. OTHER EVENTS

Item 8.01	Other Events.

Wytec International, Inc. (“Wytec” or the “Company”) will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder, issued March 4, 2020 (Release No. 34-88318) to delay the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 10-K”) due to circumstances related to COVID-19. In particular, COVID-19 has caused disruptions in the Company’s normal interactions with its auditors. Wytec has a small accounting staff and historically Wytec has provided its auditors with full access to work papers and related information. Historically, personnel from the audit firm worked onsite, making whatever copies of materials they deemed necessary in order to complete the audit. Because audit personnel are now working remotely as much as possible, and relying on our staff to scan work papers and other documents, the Company’s ability to complete its audit and file the 2019 10-K prior to its due date is delayed. Notwithstanding the foregoing, the Company expects to file the 2019 10-K no later than May 14, 2020 (which is 45 days from the 2019 10-K’s original filing deadline of March 30, 2020).

In light of the current COVID-19 pandemic, Wytec will be including the following Risk Factor in its 2019 10-K, as may be updated to reflect subsequent events impacting the Company:

The Company is unable to predict the impact of COVID-19 on its business. Wytec expects delays in the commencement of its next installation with the Laredo, Texas school district because district staff is currently unavailable to coordinate the installation of the Company’s equipment at their schools as a result of the COVID-19 pandemic. The Company also expects that as COVID-19 expands as a pandemic and state actions are taken that disrupt commerce at all levels of industry, the Company will experience delays in its supply chain. Although the Company is taking measures to mitigate the effect of COVID-19 on the Company’s business as much as possible, the Company is unable to predict the overall impact on the Company at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           WYTEC INTERNATIONAL, INC.

(Registrant)

Date: March 26, 2020

/s/ William H. Gray

William H. Gray, Chief Executive Officer

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